Exhibit 10.37

Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 17, 2023, by and among UNIFUND CCR, LLC, an Ohio limited liability company (the “Borrower”), UNIFUND HOLDINGS, LLC, a Delaware limited liability company (“Holdings”) and acknowledged and agreed to by CREDIT CARD RECEIVABLES FUND INCORPORATED, an Ohio corporation (“CCRF”) and ZB LIMITED PARTNERSHIP, a Delaware limited partnership (“ZB”; ZB, together with CCRF, collectively, the “Parent”), the other Loan Parties party hereto, CCP AGENCY, LLC, a Delaware limited liability company, in its capacity as administrative agent (the “Agent”) for the Lenders, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Parent, the other Loan Parties party thereto, Agent, and the Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of June 11, 2021 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Agent and Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Agent and Lenders are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.                   Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.                   Amendments to Credit Agreement.

a.                   Upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement, including all Annexes and all Exhibits thereto, is hereby amended as set forth in Exhibit A, with all revisions to the Credit Agreement reflected in Exhibit A in redlined format to this Amendment (i.e. to delete the stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text)).

3.                   Conditions Precedent. The effectiveness of this Amendment on the Sixth Amendment Effective Date is subject to the satisfaction of the following conditions precedent (the date on which such conditions are satisfied):

a.                   the execution and delivery of this Amendment by the Loan Parties, Agent and each of the Lender parties hereto;

b.                  the representations and warranties set forth in Section 4 hereof shall be true and correct as specified therein as of the date hereof;

c.                   after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing either immediately before or immediately after giving effect to this Amendment;

d.                  Receipt by Agent of the Budget, a true and correct copy of which is attached hereto as Exhibit B; and

e.                   Receipt by Agent of an executed Reaffirmation by Guarantor from David G. Rosenberg.

4.                   Representations and Warranties. Each Loan Party hereby represents and warrants to Agent and each Lender as follows as of the date hereof:

a.                   the representations and warranties set forth in Article III of the Credit Agreement (as amended hereby) and in the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects) (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty was true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty was true and correct in all respects as of such earlier date);

b.                  such Loan Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed hereafter to be conducted, (iii) is qualified to do business as a foreign entity in each jurisdiction in which the failure of such Loan Party to be so qualified could reasonably be expected to have a Material Adverse Effect and (iv) has all requisite right, power and authority to execute and deliver, and perform all of its obligations under, the Amendment and to consummate all of the transactions contemplated by the Amendment;

c.                   the execution, delivery and performance by such Loan Party of this Amendment and the consummation of each of the transactions contemplated hereby have been duly authorized by all requisite corporate and other action and will not, either prior to or as a result of the consummation of the transactions contemplated by this Amendment: (i) violate (x) any provision of Applicable Law or any order of any court or other agency of government in any material respect, (y) any provision of the Organic Documents of any such Person, or (z) any Contract to which any such Person is a party, or by which any such Person or any assets or properties of any such Person are bound in any material respect, or (ii) (x) be in conflict with, result in a breach of, or constitute (after the giving of notice or lapse of time or both) a default under any such Organic Document in any respect or any other Contract in any material respect or (y) except for any Lien in favor of Agent, for the benefit of Agent and the other Secured Persons, as may be provided in the Loan Documents or Permitted Liens, result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of Borrower or any other Loan Party pursuant to, in each case, any such Organic Document, or any other Contract. This Amendment has been duly executed and delivered by such Loan Party, and constitutes, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

d.                  no Loan Party is required to obtain any Government Approval, consent or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of the Amendment or any of the transactions contemplated hereby, except (a) as have previously been made or obtained and (b) as are required in connection with any Loan Party’s ordinary course conduct of its business; and

e.                   after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing either immediately before or immediately after giving effect to this Amendment.

5.                   Acknowledgement of Obligations; Limited Waiver; Post Closing Obligations.

a.                   Each Loan Party acknowledges and agrees that, as of the Sixth Amendment Effective Date, the aggregate principal balance of the outstanding Obligations under the Credit Agreement (including Default Rate Interest accruing from January 1, 2023 through and including the Sixth Amendment Effective Date, which has been capitalized and added to the principal balance of the Loans) is at least $77,572,216.76. The foregoing amounts do not include interest, fees, expenses and other amounts that are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents.

b.                  [reserved].

c.                   The Loan Parties shall deliver to Agent, in form and substance reasonably satisfactory to the Agent, the items described on Exhibit C hereto on or before the dates specified with respect to such items, or such later dates as may be agreed to by the Agent in its sole discretion. The failure of the Loan Parties to comply with, or the breach by any Loan Party of, any obligation under this Section 5(c) (including any of the delivery deadlines set forth on Exhibit C hereto) shall be an immediate Event of Default under the Credit Agreement, as amended hereby, with no grace period.

6.                   No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with, or an amendment to, any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7.                   Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.                   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Loan Party, the Agent and the Lenders and their respective successors and permitted assigns, except that the Borrower shall not assign any of its rights or obligations hereunder without the prior written consent of each Lender.

9.                   Further Assurance. Each Loan Party hereby agrees from time to time, as and when reasonably requested by the Agent, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

10.               Governing Law and Jurisdiction.

a.       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW).

b.       CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN THE AFOREMENTIONED COURT AND AGREES TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH PARTY HERETO EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AMENDMENT OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

11.               Severability. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.               Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed (as amended hereby). The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations. The Loan Parties hereby agree and confirm that this Amendment constitutes and shall be deemed a “Loan Document” as defined in the Credit Agreement.

13.               Costs and Expenses. As provided in Section 9.02(b) of the Credit Agreement (as amended hereby), the Borrower agrees to reimburse the Agent and each Lender for all reasonable and documented, out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment and the transactions contemplated thereby.

14.               General Release; Indemnity.

a.                   In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Amendment, the Borrower and each other Loan Party (as such parties are designated in the signature pages hereto), on behalf of itself, any Person claiming through such Loan Party, and each of its and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries and affiliates, and each successor and assign of each such Person (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Agent and any or all of the Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Sixth Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents (including this Amendment) or transactions contemplated thereby or any actions or omissions in connection therewith (including, without limitation, any Claims (which, for the avoidance of doubt shall include all Claims that may arise, become known or come into existence after the Sixth Amendment Effective Date and at any future time thereafter) based in whole or in part on such facts and that arise out of, are related to, or are in any way connected with any potential SPAC Transaction) or (ii) any aspect of the dealings or relationships between or among the Borrower and the other Loan Parties, on the one hand, and any or all of the Agent and the Lenders, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Borrower or any other Loan Party of any Loans or other financial accommodations made by any Lender after the date hereof shall constitute a ratification, adoption, and confirmation by the Borrower and the other Loan Parties of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, whether or not now known or unknown, existing on or prior to the Sixth Amendment Effective Date relating to clauses (i) and (ii) above. In entering into this Amendment, the Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

b.                  The Borrower and each other Loan Party hereby agrees that the Releasees shall each be an Indemnitee and entitled to the benefits of Section 9.02 of the Credit Agreement (as amended hereby), including, without limitation, with respect to any Claims arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed and/or delivered in connection therewith.

c.                   The Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any other Loan Party pursuant to Section 14(a) hereof. If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower and the other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

UNIFUND CCR, LLC, as the Borrower

By:
Name:
Title:

CREDIT CARD RECEIVABLES FUND INCORPORATED, and as the Parent

By:
Name:
Title:

ZB LIMITED PARTNERSHIP, and as the Parent

By:
Name:
Title:

Sixth Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

UNIFUND HOLDINGS, LLC, as Holdings

By:
Name:
Title:

Other Members of the Operating Group, and as Loan Parties:

UNIFUND CCR PARTNERS,

VINTAGE RECEIVABLES LLC,

UNIFUND PORTFOLIO A, LLC,

UNIFUND PORTFOLIO B, LLC,

UNIFUND PORTFOLIO GER, LLC,

RECOVERY DECISION SCIENCE, LLC,

UNIPAC V, LLC,

UNIPAC IX, LLC,

UNIPAC VI HOLDINGS, LLC,

UNIPAC VI, LLC,

PILOT RECEIVABLES MANAGEMENT, LLC,

DISTRESSED ASSET PORTFOLIO II, LLC,

DISTRESSED ASSET PORTFOLIO III, LLC,

FRIC HOLDING, LLC (as successor by conversion of FRIC Holding Corporation),

FRIC ACQUISITION, LLC (as successor by conversion of FRIC Acquisition Inc.)

CAPILANO HOLDINGS, LLC (as successor by conversion of Capilano Holdings Corporation),

HOLLYBURN HOLDINGS, LLC (as successor by conversion of Hollyburn Holdings Corporation),

FIRST RESOLUTION INVESTMENT CORPORATION, LLC (as successor by conversion of First Resolution Investment Corporation)

TECHWOODS HOLDINGS, LLC

USV LLC

By:
Name:
Title:

Sixth Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

CCP AGENCY, LLC, as Agent

By: Comvest Capital Advisors LLC, its sole Member

By:
Name:
Title:

COMVEST CAPITAL IV, L.P., as a Lender

By: Comvest Capital IV Partners, L.P.,
Its General Partner

By: Comvest Capital IV Partners UGP, LLC,
Its General Partner

By:
Name:
Title:

COMVEST CAPITAL IV INTERNATIONAL, L.P., as a Lender

By: Comvest Capital IV Partners, L.P.,
Its General Partner

By: Comvest Capital IV Partners UGP, LLC,
Its General Partner

By:
Name:
Title:

Sixth Amendment to Credit Agreement

COMVEST CAPITAL IV DB SPV, LLC, as a Lender

By: Comvest Capital IV, L.P.,
Its Sole Member

By: Comvest Capital IV Partners, L.P.,
Its General Partner

By: Comvest Capital IV Partners UGP, LLC,
Its General Partner

By:
Name:
Title:

COMVEST CAPITAL IV DB OFFSHORE SPV, LLC, as a Lender

By: Comvest Capital IV International, L.P.,
Its Sole Member

By: Comvest Capital IV Partners, L.P.,
Its General Partner

By: Comvest Capital IV Partners UGP, LLC,
Its General Partner

By:
Name:
Title:

COMVEST CREDIT PARTNERS V INTERNATIONAL, L.P., as a Lender

By: Comvest Credit V GP, L.P.,
Its General Partner

By: Comvest Credit V UGP, LLC,
Its General Partner

By:
Name:
Title:

Sixth Amendment to Credit Agreement

COMVEST CREDIT PARTNERS V DB SPV, LLC, as a Lender

By: Comvest Credit Partners V, L.P.,
Its Sole Member

By: Comvest Credit V GP, L.P.,
Its General Partner

By: Comvest Credit V UGP, LLC,
Its General Partner

By:
Name:
Title:

COMVEST CREDIT PARTNERS V DB OFFSHORE SPV, LLC, as a Lender

By: Comvest Credit Partners V, L.P.,
Its Sole Member

By: Comvest Credit V GP, L.P.,
Its General Partner

By: Comvest Credit V UGP, LLC,
Its General Partner

By:
Name:
Title:

Sixth Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

COMVEST CAPITAL IV (LUXEMBOURG) MASTER FUND, SCSP, as a Lender

By: Comvest Capital Advisors LLC,
as Investment Manager

By:
Name:
Title:

COMVEST CREDIT PARTNERS V, L.P.,
as a Lender

By: Comvest Credit V GP, L.P.,
Its: General Partner

By: Comvest Credit V UGP, LLC,
Its General Partner

By:
Name:
Title:

COMVEST CREDIT PARTNERS V (LUXEMBOURG) MASTER FUND, SCSP, as a Lender

By: Comvest Capital Advisors LLC,
as Investment Manager

By:
Name:
Title:

Sixth Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

COMVEST CREDIT PARTNERS V (DELAWARE) MASTER FUND, L.P.,
as a Lender

By: Comvest Credit V GP, L.P.,
Its General Partner

By: Comvest Credit V UGP, LLC,
Its General Partner

By:
Name:
Title:

Sixth Amendment to Credit Agreement

PATHLIGHT CAPITAL FUND II LP.,
as a Lender

By: Pathlight Partners II GP LLC,
Its General Partner

By:
Name:
Title:

PATHLIGHT CAPITAL FUND I LP.,
as a Lender

By: Pathlight Partners GP LLC,
Its General Partner

By:
Name:
Title:

PATHLIGHT CAPITAL OFFSHORE FUND II LP., as a Lender

By: Pathlight Partners II GP LLC,
Its General Partner

By:
Name:
Title:

PATHLIGHT CAPITAL OFFSHORE FUND I LP.,
as a Lender

By: Pathlight Partners GP LLC,
Its General Partner

By:
Name:
Title:

Sixth Amendment to Credit Agreement